EXHIBIT 10.2

                            AMENDMENT TO OFFICE LEASE
                                   Relocation

                  This Amendment to Office Lease (Relocation) (the "Relocation Amendment"), is made as of this 31st day of January 2002, by and between TMT Reston I & II, Inc., a Delaware corporation ("Landlord"), and ITrax Health Management Solutions, Inc., a Delaware corporation ("Tenant") (each of the foregoing parties to this Relocation Amendment, a "Party" and collectively, the "Parties").

                                   RECITALS:

                  A. Reston Plaza. I & II, LLC ("Reston") and Tenant entered into that certain October 22, 1999 Office Lease (the "Lease") for premises located at 12020 Sunrise Valley Drive, Reston, Virginia (the "Building"), pursuant to which Tenant leases approximately 6,455 square feet of net rentable office space known as Suite #350 of the Building (the "Premises").

                  B. Landlord is the successor-in-interest to Reston under the Lease.

                  C. Landlord and Tenant mutually desire to terminate possession by Tenant of the Premises and to relocate Tenant to that certain space consisting of approximately 1,381 square feet of net rentable area known as Suite #240 of the Building (as depicted in the attached Exhibit A) (the "Relocation Premises").

                  D. Tenant acknowledges that as of January 4, 2002, it owed $69,224.67 in past due Rent, Additional Rent, and other payments due to Landlord under the Lease (collectively, the "Past Due Rent"). Tenant further acknowledges that an Event of Default has occurred under the terms of the Lease for failing to pay Rent, Additional Rent, and other payments due to Landlord, such failure persisting for more than seven (7) days.

                  E. Landlord and Tenant mutually acknowledge that under the terms of the Lease, Tenant posted a security deposit (the "Security Deposit") in the amount of $26,895.84. As of January 4, 2002, Landlord applied the Security Deposit to the Past Due Rent, with a resultant Past Due Rent balance of $42.328.83. Tenant acknowledges that as of the date of this Relocation Amendment, a further Event of Default has occurred under the terms of the Lease for failing to replenish the Security Deposit ten (10) days following receipt of written notice by Landlord.

                  F. Landlord and Tenant agree that Tenant presently owes to Landlord as of the date of this Relocation Amendment $42,328.83 in Past Due Rent.

                  G.  Each  of  the  parties  hereby   acknowledges   that  this
Relocation Amendment furthers the purpose of avoiding the costs of litigation.

                  NOW, THEREFORE, in consideration of the above recitals, which by this reference are incorporated herein and made a substantive part hereof, the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency


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of which are hereby acknowledged,  Landlord and Tenant,  intending to be legally bound hereby, agree as follows;


                  I. Definitions. All capitalized terms not defined in this Relocation Amendment shall have the same meanings as ascribed to them in the Lease. The Effective Date shall be February 2, 2002.

                  2. Surrender of Premises. Tenant's right to possession of the Premises shall terminate effective as of the Effective Date as if said Effective Date were set forth in the Lease as the expiration date of the term of possession of the Premises. Tenant shall vacate and deliver possession of the Premises to Landlord broom clean and otherwise in the manner set forth in the Lease with respect to surrender of the Premises. Subject to the agreements, representations, warranties and indemnities contained in this Relocation Amendment, Landlord agrees to accept the surrender of title and possession by Tenant in and to the Premises effective as of the Effective Date. In so doing, Landlord and Tenant agree that such actions constitute termination of Tenant's right to possession of the Premises, but that the Lease survives as does the Lease Term and all Tenant obligations attendant thereunder.

                  3. Relocation Premises.

                  (a) Subject to the agreements, representations, warranties and indemnities contained in this Relocation Amendment, Landlord does hereby lease to Tenant and Tenant does hereby lease from Landlord, as of the Effective Date, the Relocation Premises for a term of eighteen (18) months (the "Relocation Term"). Tenant acknowledges that it enters into this Relocation Amendment without any representations or warranties by the Landlord, or anyone acting or purporting to act on behalf of Landlord, as to the present or future condition of the Relocation Premises or the appurtenances thereto or any improvements therein or of the Building, except as specifically set forth in this Relocation Amendment. It is further agreed that Tenant docs and will accept the Relocation Premises "AS IS" in their present condition as of the date of this Relocation Amendment, without any representations or warranties by the Landlord, or anyone acting or purporting to act on behalf of Landlord, as to the present or future condition of the Relocation Premises or the appurtenances thereto or any improvements therein or of the Building, and the Landlord has no obligation to perform any work therein. Tenant agrees that in the event of the inability of Landlord to deliver possession of Relocation Premises as of the Effective Date, Landlord shall not be liable for any damage resulting from such inability, but Tenant shall not be liable for any rent for the Relocation Premises until the time when Landlord delivers the Relocation Premises to Tenant, which date shall be the Relocation Commencement. No such failure to give possession shall affect the other obligations of Tenant under this Relocation Amendment or the Lease. Notwithstanding any provision in this Relocation Amendment to the contrary, if the Relocation Term has not commenced within one (1) year after the date of this Relocation Amendment, this Relocation Amendment and the Lease shall automatically terminate on the first (1st) anniversary of the date hereof. The sole purpose of this provision is to avoid any possible interpretation that the Lease and Relocation Amendment violates the Rule Against Perpetuities or other rule of law against restraints on alienation.



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



                 (b) The base rent for the Relocation Premises shall be $30.00 full service per rentable square foot per year. Commencing on the first annual anniversary of the Relocation Commencement Date, and on each annual anniversary of the Relocation Commencement Date thereafter during the Relocation Term, the base rent shall escalate 3.0% per annum in accordance with the following schedule below. Tenant shall pay, as Additional Rent, its pro-rata share of Taxes and Operating Expenses as set forth in Sections 5 and 6 of the Lease, retaining the Tax Base and Opex Base established therein. Tenant agrees to pay to Landlord the Rent and Additional Rent in effect from time to time by paying the monthly installment of the Rent and Additional Rent then in effect on or before the first day of each full calendar month during the Relocation Term as provided in the Lease, except that the first month's Rent and Additional Rent ($102.11) shall be paid upon the execution of this Relocation Amendment by certified check made payable to Landlord.

-------------------------------------------------------------------------------
       Year       Relocation Premises Annual           Relocation Premises
                           Base Rent                    Monthly Base Rent
-------------------------------------------------------------------------------
        1                 $41,430.00                        $3,452.50
-------------------------------------------------------------------------------
        2*                $42,672.90                        $3,556.08
-------------------------------------------------------------------------------
* to be prorated as appropriate.

                  (c) Section  3(G) of the Lease is amended to state as follows:
"Tenant's pro rata share is 2.83%."

                  (d) Tenant shall deposit with Landlord contemporaneously with execution of this Relocation Amendment a sum of [$6,905.00] in the fom1 of a certified check as a Security Deposit, subject to the provisions of Section 3(F) of the Lease.

                  (e) Tenant may, at its option, elect to terminate its lease of the Relocation Premises ("Tenant's Termination Option") upon thirty (30) days advance written notice to Landlord) provided that Tenant has not incurred an Event of Default under this Relocation Amendment or the Lease. If Tenant exercise Tenant's Termination Option, it shall simultaneously with delivery of the written notice, also pay to Landlord in the form of a certified check a Termination Fee in an amount equal to the lesser of: (i) six (6) months rent at the rate set forth in Section 3 of this Relocation An1endment; or (ii) the undiscounted sum of the remaining rental payments due for the Relocation Term, as calculated under Section 3 of this Relocation Amendment.

                 (f) Landlord may, at its option, elect to terminate Tenant's lease of the Relocation Premises ("Landlord's Termination Qption") upon ninety
(90) days advance written notice to the Tenant.


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



                  (g) Tenant shall, at the expiration 'or termination of the Relocation Term by lapse of time or otherwise, yield up immediate possession of the Relocation Premises to Landlord as set forth in Article 21 of the Lease subject to the holdover provision provided therein and Tenant's obligation to restore the Relocation Premises to their original condition as of the Relocation Commencement Date, reasonable wear and tear and damage by insured casualty excepted. Furthermore, upon the expiration or earlier termination of the Relocation Lease Term, Tenant shall restore and repair the Relocation Premises to their original condition as of the Relocation Commencement Date, reasonable wear and tear and damage by insured casualty excepted, or if Tenant shall fail to so deliver the Relocation Premises in such required condition., Tenant shall pay to Landlord the amount, as estimated by Landlord, necessary to repair and restore the Premises and/or Relocation Premises, as applicable, and/or to discharge Tenant's obligation for unpaid amounts due or to become due to Landlord. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional costs upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied. Except as provided in
Section 5 of this Relocation Amendment, upon expiration or termination of the Relocation Term, the Lease Term sha11 simultaneously terminate.

                  4. Consideration. At the time of its execution of this Relocation Amendment, Tenant shall make payment by certified check to Landlord in the amount of $42,328.83 in consideration of Landlord's agreement to enter into this Relocation Amendment, which enables Tenant to cure all then-outstanding Events of Default under the Lease, including its Past Due Rent. Landlord acknowledges receipt from Tenant of $2,500.00 to cover Landlord's legal fees incurred with respect to preparation and negotiation of this Relocation Agreement.

                  5. Default.

                  (a) It shall be an Event of Default under this Relocation Amendment and the Lease if Landlord determines that Tenant shall have failed to fulfill any or all of the representations, warranties, and covenants set forth in this Relocation Amendment or in the Lease; any default hereunder shall constitute an Event of Default under the Lease and any Event of Default under the Lease shall constitute a default hereunder.

                  (b) Tenant acknowledges that, as of the date of this Relocation Amendment, two Events of Default have occurred as set forth in the Recitals. Tenant and Landlord further acknowledge that Landlord may, at its option, elect any of the remedies provided for in Section 22(B) of the Lease, however, Landlord agrees, subject to Tenant's fulI1lIment of all of the representations, warranties, and covenants set forth in this Relocation Amendment or in the Lease, to forbear on enforcement of such a claim.

                  (c) Upon a further Event of Default under the Lease or this Relocation Agreement, Landlord may, at its sole discretion and option, cease to forbear as aforementioned and instead elect to apply any of the remedies provided for in Section 22(B) of the Lease or available at law or in equity, except that in such circumstances, all calculations of Rent, Additional Rent, or other such sums, shall be made as if Tenant were still in possession of the


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Premises  for a lease  term  commencing  on  October  15,  1999 and ending as of
October 31, 2004 (including, but not limited to application of the Rent rates provided in Section 3(A) of the Lease and a Tenant's pro-rata share of 13.20%), notwithstanding any other provision to the contrary of this Relocation Amendment or the Lease. The preceding presumes that Tenant has surrendered the Premises and is in possession only of the Relocation Premises, however should Tenant fail to vacate as contemplated hereunder, in that situation only at the time of an Event of Default, Rent, Additional Rent, and such other sums shall be calculated as to both the Premises and the Relocation Premises.

                  6. Representation and Warranties. Tenant represents and warrants that (a) Tenant is the rightful owner of all of the Tenant's interest in the Premises and the Lease and that Tenant has full power and authority to execute and perform this Relocation Amendment and has taken all action necessary to authorize the execution and performance of this Relocation Amendment, which such power and authority is further evidenced by Tenant's delivery to Landlord of a duly authorized resolution of its Board of Directors (and incumbency certificate) as set forth in the form of Exhibit B attached hereto and made a part hereof; (b) Tenant has not made any disposition, assignment, lease, or conveyance of the Premises and the Lease or Tenant's interest therein or any claim, demand, obligation, liability, action or cause of action arising from the Lease; (c) no other person or entity has an interest in the Premises and the Lease, collateral or otherwise; (d) there are no outstanding contracts for the supply of labor or material, and no work has been done or is being done in, to or about the Premises which has not been fully paid for and for which appropriate waivers of mechanic's liens have not been obtained; (e) the Lease is valid, binding and enforceable in accordance with its terms, and Tenant's ratification of the Lease by this Relocation Amendment is further evidenced by Tenant's delivery to Landlord of the duly authorized resolution of its Board of Directors (and incumbency certificate) as set forth in the form of Exhibit B;
(f) to the best of its knowledge, Landlord is not in default of any of its obligations under the Lease; and (g) Tenant is not currently subject to the provisions of the United States Bankruptcy Code or other laws of the United States or any state thereof for the protection of debtors.

                  7. Time is of the Essence. Time shall be deemed of the essence with respect to each and every obligation and condition herein contained.

                  8. Jury Trial Waiver. The Parties each agree to and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Relocation Amendment or the Lease any claim of injury or damage and/or any statutory remedy. In the event of any default on the part of Tenant under the Lease or this Relocation Amendment,
(i) Landlord shall, at its option, in addition to any other remedies available to it under the Lease and this Relocation Amendment, have the right of specific performance, Tenant acknowledging that Landlord may have no adequate remedy at law; and (ii) Tenant hereby waives any and all notices to quit the Premises and/or Relocation Premises or notices of Landlord's intention to reenter the Premises and/or Relocation Premises.



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



                  9. Notice and Waivers. After the Effective Date, Article 26 of the Lease is stricken, Written notices to each respective Party should be sent to the following:

                     If to Tenant:

                     ITrax Health Management Solutions, Inc.
                     12020 Sunrise Valley Drive
                     Reston, Virginia 20191
                     Attention: Mr. Anthony Tomaro

                     With a copy to:  (which shall also constitute notice)

                     ITrax Health Management Solutions, Inc.
                     One Logan Square
                     Suite 2615
                     130 N. 18th Street
                     Philadelphia, PA 19103
                     Attention: Mr. Gary Reiss

                     If to Landlord:

                     TMT Reston I & II, Inc.
                     c/o RREEF
                     8280 Greensboro Drive, Suite 550
                     McLean, Virginia 22102
                     Attn: Patrick N. Connell, Vice President -District Manager

                     With a copy to: (which shall not constitute notice)

                     Covington & Burling
                     1201 Pennsylvania Avenue, N. W.
                     Washington, D.C. 20004
                     Attention: Robert J. Gage, Esquire

                 This Relocation Amendment and the Lease shall be construed and enforced in accordance with the laws of the Commonwealth of Virginia. To the extent applicable, the Parties hereby waives the benefit of Sections 49-25 and 49-26 of the Code of Virginia (2001) as amended. Each Party hereby expressly, knowingly and irrevocably consents and waives any objection to the jurisdiction of any state or federal court situated within the Commonwealth of Virginia over any suit, action or proceeding whether for damages or for injunction, specific performance or for any other prohibitory or mandatory relief arising out of or relating to this Relocation Amendment and Lease. Each Party hereby expressly, knowingly and irrevocably agrees that all claims in respect of such suit, action or proceeding may be heard and determined in such state or federal court situated within the Commonwealth of Virginia. Having received the advice of competent legal counsel, each party hereby expressly, knowingly, and irrevocably waives


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



to the fullest extent it may effectively do so, objection to defending any such suit, action or proceedings in such state or federal court, based on the defense of forum non conveniens (inconvenient forum) for the: maintenance of such suit, action or proceeding. Should a Party be unavailable, disabled, or otherwise unable or unwilling to accept service of process, such Party appoints the Secretary of the Commonwealth as agent for the service of process, as provided for under the laws of the Commonwealth of Virginia. Each party hereby expressly, knowingly, and irrevocably consents to service of all writs, processes and summons in any such suit, action or proceeding by mailing thereof to either (a) the notice address provided herein or (b) the Secretary of the Commonwealth, by United States certified mail, postage prepaid, return receipt requested or by Federal Express, courier charges prepaid, signature of recipient required.

                  10. Limitation of Landlord's Liability. Redress for any claim against Landlord under the Lease and this Relocation Amendment shall be limited to and enforceable only against and to the extent of Landlord's interest in the Building. The obligations of Landlord under the Lease and this Relocation
Amendment are not intended to and shall not be personally binding upon, nor shall any resort be had to private properties of, any of Landlord's trustees or board of directors or officers, as the case may be, its investment manager, the general partners thereof, or any beneficiaries, stockholders, employees, or agents of Landlord or of the investment manager.

                  11. Advice of Counsel. In executing this Relocation Amendment, the Parties have had the opportunity to obtain independent advice and counsel of their respective attorneys and each has executed this Relocation Amendment without fraud, duress or undue influence.

                  12. Additional Documents. The Parties hereto shall promptly execute and deliver without additional consideration any supplemental or additional documents which the other Party may deem necessary or desirable to carry out the intent and purpose of this Relocation Amendment.

                  13. Severability. In the event that any covenant, condition or other provision herein contained is held to be invalid, void or illegal by any court of competent jurisdiction, the same shall be deemed severable from the remainder of this Termination Agreement and shall in no way affect, impair or invalidate any other covenant, condition or other provision herein contained.

                  14. Entire Agreement. This Relocation Amendment sets forth the entire understanding between the Parties, and there are no terms, conditions, representations, warranties or covenants other than those contained herein. Each of the Parties hereto acknowledges that no other party, nor any agent or attorney of any other party, has made any promise, representation or warranty whatsoever, express or implied, not contained herein concerning the subject matter hereof, to induce him or it to execute this Relocation Amendment, and acknowledges that he or it has not executed this instrument in reliance on any such promise, representation or warranty not contained herein.

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



                  15. Amendments. No term or provision of this Relocation Amendment may be amended, waived. Released, discharged or modified in any respect except in a writing signed by all Parties hereto.

                  16. Parties to the Agreement. This Relocation Amendment does not grant any rights or privileges to any person or entity not a party to this Relocation Amendment or not specifically referred to herein.

                  17. Brokers. Tenant represents and warrants to Landlord that it has not dealt with any real estate broker or agent in connection with this Relocation Amendment, and Tenant knows of no real estate broker or agent who is or might be entitled to a commission in connection herewith. Tenant agrees to indemnify, defend and hold Landlord harmless from and against any claims made by any broker or agent (not retained by Landlord) for a commission in connection with this Relocation Amendment.

                  18. Survivability. All obligations of Tenant under the Lease and this Relocation Amendment not fully performed as of the expiration or earlier termination of the term of the applicable document, shall survive the expiration or earlier termination of such terms of such document.

                  19. Miscellaneous. This Relocation Amendment shall be; (i) binding upon and inure to the benefit of Landlord and Tenant, and their respective successors, assigns and related entities (subject to the restrictions on assignment set forth in the Lease); and (ii) may be executed in multiple counterparts or by facsimile transmissions, al1 of which shall be treated as originals of this Relocation Amendment for all purposes, and all so executed shall constitute one agreement binding upon all of the parties hereto, notwithstanding that all the parties are not signatory to the original or the same counterpart or facsimile transmission. Any such counterpart or facsimile transmission shall be admissible into evidence as an original hereof against the Party who executed it.

                       {SIGNATURES CONTAINED ON NEXT PAGE]

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                IN WITNESS  WHEREOF,  the  Parties  hereto  have  executed  this
Relocation Amendment under seal as of the day and year first above written.

    WITNESS:



                        LANDLORD

                        TMT RESTON I & II. INC.,
                        a Delaware corporation






                        By:  RREEF Management Company.
                                 a Delaware corporation





                        By: /s/ Patrick N. Connell
                            -------------------------------
                        Tiled: Vice President-District Manager


    ATTEST:             TENANT:

                        I-TRAX HEALTH MANAGEMENT
                        SOLUTIONS, INC.,



                        By:  /s/ Gary Reiss
                             -------------------------------
                        Title:
                        Dated:






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